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                        METROPOLITAN SERIES FUND, INC.
                               FEBRUARY 17, 2004

                         ALGER EQUITY GROWTH PORTFOLIO

            IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

   The Board of Directors of Metropolitan Series Fund, Inc. voted unanimously to approve, subject to shareholder approval, a proposal to replace Fred Alger Management, Inc. with State Street Research & Management Company as subadviser to the Alger Equity Growth Portfolio (the "Portfolio"). If shareholders approve the proposal, effective May 1, 2004, the name of the Portfolio will change to "State Street Research Large Cap Growth Portfolio," and the Portfolio will no longer be required to invest at least 80% of its assets in equity securities. After May 1, 2004, the Portfolio will normally invest at least 80% of its net assets in a portfolio of large capitalization stocks.

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                        METROPOLITAN SERIES FUND, INC.

                      SUPPLEMENT DATED FEBRUARY 17, 2004
                        TO PROSPECTUS DATED MAY 1, 2003

                         ALGER EQUITY GROWTH PORTFOLIO

   The following information supplements the Metropolitan Series Fund, Inc. (the "Fund") prospectus dated May 1, 2003 (the "Prospectus"). You should keep this supplement to the Prospectus for future reference.

   On February 5, 2004, the Board of Directors of the Fund voted unanimously to approve, subject to shareholder approval, a proposal to replace Fred Alger Management, Inc. with State Street Research & Management Company as subadviser to the Alger Equity Growth Portfolio (the "Portfolio"), effective May 1, 2004. If shareholders of the Portfolio approve the proposal, the Portfolio's name will change to "State Street Research Large Cap Growth Portfolio," the Portfolio's investment objective will change to "long-term growth of capital," and the Portfolio will normally invest at least 80% of its assets in a portfolio of large capitalization stocks, effective May 1, 2004.

   Shareholders who owned shares of the Portfolio on January 31, 2004 will receive further information regarding the proposal in a proxy statement in March 2004. These shareholders will also receive voting instruction cards with which to vote on the proposal at a special meeting to be held on or about April 30, 2004.